SCHEDULE 14A
                               (Rule 14a-101)
                  INFORMATION REQUIRED IN PROXY STATEMENT
                          SCHEDULE 14A INFORMATION
        Proxy Statement Pursuant to Section 14(a) of the Securities
                            Exchange Act of 1934

         Filed by the registrant  |X|
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         Check the appropriate box:
         |_|  Preliminary  proxy statement
         |_|  Definitive proxy statement
         |X|  Definitive additional materials
         |_| Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                      FLAGSHIP TAX EXEMPT FUNDS TRUST

              (Name of Registrant as Specified in Its Charter)
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                 (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
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        14a-6(j)(2) or Item 22(a)(2)of Schedule 14A.
   |_| $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
   |_| Fee computed on table below per Exchange Act Rules 14a-(i)(4) and 0-11.

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   (2)  Aggregate number of securities to which transactions applies:
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   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
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         |_|  Check box if any part of the fee is offset as provided by
Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its
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     [The following supplemental materials to the proxy statement of
     Flagship Tax Exempt Funds Trust will be sent only to shareholders of the following series of the Flagship Tax Exempt Funds Trust: Flagship Alabama Double Tax Exempt Fund, Flagship Colorado Double Tax Exempt Fund, Flagship Connecticut Double Tax Exempt Fund, Flagship Florida Intermediate Tax Exempt Fund, Flagship Georgia Double Tax Exempt Fund, Flagship Kansas Triple Tax Exempt Fund, Flagship Kentucky Limited Term Municipal Bond Fund, Flagship Kentucky Triple Tax Exempt Fund, Flagship Louisiana Double Tax Exempt Fund, Flagship Missouri Double Tax Exempt Fund, Flagship New Jersey Intermediate Tax Exempt Fund, Flagship New Mexico Double Tax Exempt Fund, Flagship North Carolina Double Tax Exempt Fund, Flagship South Carolina Double Tax Exempt Fund, Flagship Tennessee Double Tax Exempt Fund, Flagship Wisconsin Double Tax Exempt Fund, Flagship All-American Tax Exempt Fund, Flagship Intermediate Tax Exempt Fund, and Flagship Limited Term Tax Exempt Fund.]


               IMPORTANT VOTING INFORMATION FOR SHAREHOLDERS
                      OF THE FLAGSHIP TAX EXEMPT FUNDS

            The following is a brief overview of the proposals to be voted upon at the December 12, 1996 shareholder meeting. It should be read in conjunction with your fund's proxy statement, which was mailed to you earlier. If you would like another copy of the proxy statement, please call us at the number listed below.
                          Your vote is very important.
           If you have not already done so, please fill out and return the enclosed proxy card in a timely fashion. Thank you for your support of the Flagship family of mutual funds.

Q.       What proposals am I being asked to vote on?
A.       You are being asked to vote on the following proposals:
         o  Approval of a new Investment Advisory Agreement with Nuveen;
         o  Reorganizing the fund's corporate structure;
         o  Modifying certain of the fund's fundamental investment policies;
         o  Changing the fund's 1940 Act diversification status
            (CO, CT, GA, LA, MO and NC funds only);
         o  Approval of a new 12b-1 Plan;
         o  Amendment of Declaration of Trust;
         o  Election of 8 fund Board members;

Q.       Why is my fund proposing to make these changes?
A. Your fund has proposed these changes as part of Nuveen's acquisition of Flagship and the integration of the Flagship and Nuveen mutual fund families. These changes are designed to create uniform names, objectives and policies for all the mutual funds in the combined family, and to provide enhanced operating flexibility to help the funds continue to offer competitive returns in light of changing market conditions. These proposals will not change your fund's overall conservative investment philosophy.

Q.       Why am I being asked to approve a new Investment Advisory
         Agreement?
A. You are being asked to approve a new Investment Advisory Agreement that appoints Nuveen Advisory Corp. as the investment adviser for your fund. This is a necessary step in the process of Nuveen's proposed acquisition of Flagship. While management fees for some funds will increase, these increases will be offset by the proposed reductions in 12b-1 fees as described below. The approval of a new Investment Advisory Agreement will not change your fund's overall conservative investment philosophy and is not expected to cause your fund's portfolio manager to change or adversely affect the competitiveness of your fund's tax-free dividends.

Q.       Why is my fund reorganizing its corporate structure?
A. Your fund is being reorganized in order to facilitate the integration of the Flagship and Nuveen mutual fund families and to help enable your fund to remain competitive. The reorganization is expected to help your fund to operate more efficiently and to adjust more quickly and efficiently to future market conditions and regulatory changes. The proposed reorganization will not change your fund's overall conservative investment philosophy or core management practices, and will not affect your fund's ability to pay tax-free dividends.

Q. Are each of the proposed changes to my fund's fundamental investment policies in my best interests?
A. The Board of your fund has considered each of the proposed investment policy changes and believes that each is in the best interests of the fund and its shareholders. As part of Nuveen's acquisition of the Flagship family of municipal bond mutual funds, both the Flagship and Nuveen mutual funds are seeking to adopt uniform investment objectives and policies, which is expected to enable the funds to operate more efficiently and streamline the investment process. These proposed changes will not change your fund's overall conservative investment philosophy or core management practices.

Q. Why are the CO, CT, GA, LA, MO and NC funds proposing to change their diversification status?
A. These funds are proposing to change their diversification status (as defined by the Investment Company Act of 1940) in order to obtain additional flexibility in purchasing municipal bonds that meet the fund's investment objectives and policies.
         This additional flexibility will help each fund to continue to offer competitive returns in light of changing bond availability and market conditions within its specific state. Although each fund will have a somewhat greater ability to concentrate a portion of its assets in a few issuers, the fund will continue to purchase a broad range of investment grade quality municipal bonds of different types, industries and issuers in order to limit investment risk. The proposed change will not alter each fund's overall conservative investment philosophy and is not expected to change the fund's core management practices.

Q.       Why am I being asked to approve a new 12b-1 Plan?
A. You are being asked to approve a new 12b-1 Plan as part of Nuveen's acquisition of Flagship and the adoption of uniform fund pricing options for all the mutual funds in the combined fund family. The proposed new 12b-1 Plan, if approved, will lower total 12b-1 expenses by 0.20% (0.15% for Class C shareholders of the limited term funds) annually for both Class A and Class C shareholders.

Q.       Has the Board of my fund approved these changes?
A. The Board of your fund has unanimously approved each of these proposals and recommends that you vote "For" all the proposals.

Q.       How do I vote my shares?
A. You can vote your shares by completing, signing, dating and mailing the enclosed proxy card in the postage paid envelope. If you have any questions regarding the enclosed proxy, would like another copy of the proxy statement sent to you earlier, or need any assistance in voting your shares, please call Flagship customer service at 800-414-7447.


     [The following supplemental materials to the joint proxy statements of Flagship Tax Exempt Funds Trust and certain mutual funds of Nuveen will be sent only to shareholders of the following series of the Flagship Tax Exempt Funds Trust: Flagship Arizona Double Tax Exempt Fund, Flagship Florida Double Tax Exempt Fund, Flagship Pennsylvania Triple Tax Exempt Fund, Flagship Virginia Double Tax Exempt Fund, Flagship Michigan Triple Tax Exempt Fund, Flagship Ohio Double Tax Exempt Fund, Flagship New Jersey Double Tax Exempt Fund, and Flagship New York Tax Exempt Fund.]


               IMPORTANT VOTING INFORMATION FOR SHAREHOLDERS
                      OF THE FLAGSHIP TAX EXEMPT FUNDS

The following is a brief overview of the proposals to be voted upon at the December 12, 1996 shareholder meeting. It should be read in conjunction with your fund's proxy statement, which was mailed to you earlier. If you would like another copy of the proxy statement, please call us at the number listed below.
                        Your vote is very important.
If you have not already done so, please fill out and return the enclosed proxy card in a timely fashion. Thank you for your support of the Flagship family of mutual funds.

Q.       What proposals am I being asked to vote on?
A.       You are being asked to vote on the following proposals:
         o    Election of 8 fund Board members;
         o    Approval of a new Investment Advisory Agreement with Nuveen;
         o    Approval of a new 12b-1 Plan;
         o Reorganizing your fund's corporate structure and merging your fund with the corresponding Nuveen mutual fund.

Q. How will I be affected by my fund's proposal to reorganize and merge with the corresponding Nuveen mutual fund?
A. By voting to approve your fund's reorganization and merger, you will be voting to create a new fund that combines the investment portfolio of your fund and the corresponding Nuveen mutual fund. By approving the reorganization, you would also be approving a new set of investment policies for the combined fund that differ in several respects from the current investment policies of your fund. Your fund has proposed these actions as part of the integration of the Nuveen and Flagship mutual fund families. These proposals are designed to create uniform names, objectives and policies for all the mutual funds in the combined family, and to provide enhanced operating flexibility to help the funds continue to offer competitive returns in light of changing market conditions. These proposals will not change your fund's overall conservative investment philosophy.

Q.       Why am I being asked to approve a new Investment Advisory
         Agreement?
A. You are being asked to approve a new Investment Advisory Agreement that appoints Nuveen Advisory Corp. as the investment adviser for your fund. This is a necessary step in the process of Nuveen's proposed acquisition of Flagship. While management fees for the funds will increase, these increases will be offset by the proposed reductions in 12b-1 fees as described below. The approval of a new Investment Advisory Agreement will not change your fund's overall conservative investment philosophy and is not expected to adversely affect the competitiveness of your fund's tax-free dividends.

Q.       Why am I being asked to approve a new 12b-1 Plan?
A. You are being asked to approve a new 12b-1 Plan as part of Nuveen's acquisition of Flagship and the adoption of uniform fund pricing options for all the mutual funds in the combined fund family. The proposed new 12b-1 Plan, if approved, will lower total 12b-1 expenses by 0.20% annually for both Class A and Class C shareholders.

Q. As part of its reorganization and merger with the corresponding Nuveen mutual fund, why are each of the New Jersey, Pennsylvania and Florida funds proposing to change their diversification status?
A. These funds are proposing to change their diversification status (as defined by the Investment Company Act of 1940) in order to obtain additional flexibility in purchasing municipal bonds that meet the fund's investment objectives and policies.
         This additional flexibility will help each fund to continue to offer competitive returns in light of changing bond availability and market conditions within its specific state. Although each fund will have a somewhat greater ability to concentrate a portion of its assets in a few issuers, the fund will continue to purchase a broad range of investment grade quality municipal bonds of different types, industries and issuers in order to limit investment risk. The proposed change will not alter each fund's overall conservative investment philosophy and is not expected to change the fund's core management practices.

Q. Are each of the proposed changes to my fund's fundamental investment policies as part of the fund's reorganization and merger in my best interests?
A. The Board of your fund has considered each of the proposed investment policy changes and believes that each is in the best interests of the fund and its shareholders. As part of Nuveen's acquisition of the Flagship family of municipal bond mutual funds, Flagship's mutual funds are seeking to adopt uniform investment objectives and policies for all the funds, which is expected to enable the funds to operate more efficiently and streamline the investment process. These proposed changes will not change your fund's overall conservative investment philosophy or core management practices.

Q. Why is my fund reorganizing its corporate structure and merging with the corresponding Nuveen mutual fund?
A. Your fund is being reorganized in order to facilitate the integration of the Nuveen and Flagship mutual fund families and to help enable your fund to remain competitive. The reorganization is expected to help your fund to operate more efficiently, lowering administrative costs, and to adjust more quickly and efficiently to future market conditions and regulatory changes. The proposed reorganization will not change your fund's overall conservative investment philosophy or core management practices, and will not affect your fund's ability to pay tax-free dividends. Your fund is also merging with the corresponding Nuveen mutual fund in order to achieve the lower operating costs and greater investment efficiencies that are created by the combination of the two funds' investment portfolios.

Q.       Has the Board of my fund approved these proposals?
A. The Board of your fund has unanimously approved each of these proposals and recommends that you vote "For" all the proposals.

Q.       How do I vote my shares?
A. You can vote your shares by completing, signing, dating and mailing the enclosed proxy card in the postage paid envelope. If you have any questions regarding the enclosed proxy, would like another copy of the proxy statement sent to you earlier, or need any assistance in voting your shares, please call Flagship customer service at 800-414-7447.